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                                                                 EXHIBIT 23.1


The Board of Directors
PhyCor, Inc.:

     We consent to the use of our report dated February 4, 1997, except for note 12(a) which is as of March 7, 1997, incorporated by reference herein and to the reference to our firm under the heading "Experts" and "Selected Consolidated Financial Data - PhyCor" in the registration statement on Form S-4 of PhyCor, Inc.



                                        /s/ KPMG PEAT MARWICK LLP


Nashville, Tennessee
January 29, 1998